EXHIBIT 1

Joint Filing Agreement

This will confirm the agreement by and among all the undersigned that the Statement on Schedule 13D filed on or about this date and any further amendments thereto with respect to beneficial ownership by the undersigned of the depositary units representing limited partner interests of Cedar Fair, L.P., a Delaware limited partnership, is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934.

The undersigned further agree that each party hereto is responsible for timely filing of such Statement on Schedule 13D and any further amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate. The undersigned further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.

This Joint Filing Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 8th day of March, 2004.

Darrel D. Anderson & Associates, Inc.

By:	/s/ DARREL D. ANDERSON

Name:	Darrel D. Anderson
Title:	President

Signature Page to Joint Filing Agreement

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 27th day of February, 2004.

D.W.O. Enterprises, Inc.

By:	/s/ DON W. OLIPHANT

Name:	Don W. Oliphant
Title:	President

Signature Page to Joint Filing Agreement

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 8th day of March, 2004.

1995 Grandchildren’s Trust
fbo Michael K. Reafsnyder

1995 Grandchildren’s Trust
fbo Monica Furmanski

1995 Grandchildren’s Trust
fbo Joseph Reafsnyder

By:	/s/ JOHN C. FOSSUM

Name:	John C. Fossum
Title:	Trustee

By:	/s/ MICHAEL REAFSNYDER

Name:	Michael Reafsnyder
Title:	Trustee

Signature Page to Joint Filing Agreement

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 8th day of March, 2004.

VMK Enterprises, Inc.

By:	/s/ MICHAEL REAFSNYDER

Name:	Michael Reafsnyder
Title:	Vice President

Signature Page to Joint Filing Agreement

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 8th day of March, 2004.

1995 Grandchildren’s Trust
fbo Nicholas Sheridan

1995 Grandchildren’s Trust
fbo Daniel Sheridan

1995 Grandchildren’s Trust
fbo Jeffrey Sheridan

1995 Grandchildren’s Trust
fbo David Sheridan

1995 Grandchildren’s Trust
fbo Luke Sheridan

By:	/s/ JOHN C. FOSSUM

Name:	John C. Fossum
Title:	Trustee

By:	/s/ SHARON SHERIDAN

Name:	Sharon Sheridan
Title:	Trustee

Signature Page to Joint Filing Agreement

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 8th day of March, 2004.

Virginia Knott Bender Trust

By:	/s/ JOHN C. FOSSUM

Name:	John C. Fossum
Title:	Trustee

By:	/s/ TERRY HACKETT

Name:	Terry Hackett
Title:	Trustee

Signature Page to Joint Filing Agreement

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 8th day of March, 2004.

1995 Grandchildren’s Trust
fbo Cynthia von Hoffman

By:	/s/ JOHN C. FOSSUM

Name:	John C. Fossum
Title:	Trustee

By:	/s/ MAUREEN SLOAN

Name:	Maureen Sloan
Title:	Trustee

Signature Page to Joint Filing Agreement

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 8th day of March, 2004.

Stephen Knott, Inc.

By:	/s/ STEPHEN KNOTT

Name:	Stephen Knott
Title:	President

Signature Page to Joint Filing Agreement

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 8th day of March, 2004.

Knott Survivor’s Trust

By:	/s/ MILDRED N. KNOTT

Name:	Mildred N. Knott
Title:	Trustee

Knott Marital Trust

By:	/s/ MILDRED N. KNOTT

Name:	Mildred N. Knott
Title:	Trustee

Signature Page to Joint Filing Agreement

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 8th day of March, 2004.

Laura Anderson Trust No. 1

By:	/s/ LAURA L. ANDERSON OTTO

Name:	Laura L. Anderson Otto
Title:	Trustee

Signature Page to Joint Filing Agreement

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 8th day of March, 2004.

Kenneth Knott, Inc.

By:	/s/ KENNETH KNOTT

Name:	Kenneth Knott
Title:	President

Signature Page to Joint Filing Agreement

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 8th day of March, 2004.

Jana O. Hackett, Inc.

By:	/s/ JANA HACKETT

Name:	Jana Hackett
Title:	President

Signature Page to Joint Filing Agreement

In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 8th day of March, 2004.

M. Knott Enterprises

By:	/s/ MARION KNOTT

Name:	Marion Knott
Title:	President

The M. Knott Company

By:	/s/ MARION KNOTT

Name:	Marion Knott
Title:	President

Trust established under the Will of Cordelia Knott for the benefit of Marion Knott

By:	/s/ MARION KNOTT

Name:	Marion Knott
Title:	Trustee

Signature Page to Joint Filing Agreement